                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  JUNE 10, 2003

                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)

                                     0-30242
                                (Commission File
                                     Number)

                                   72-1449411
                                  (IRS Employer
                               Identification No.)

             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808
              (Address of principal executive offices and zip code)


                                 (225) 926-1000
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER

      In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of Lamar Advertising Company previously filed with Securities and Exchange Commission (File No. 333-48288), which Registration Statement was declared effective by the Commission on November 2, 2000, Lamar Advertising Company is filing the following documents herewith: (i) an Underwriting Agreement dated June 10, 2003 among Lamar Advertising Company,
J. P., Morgan Securities Inc. and Morgan Stanley & Co. Incorporated as Exhibit
1.4 to such Registration Statement, (ii) an opinion of Palmer & Dodge LLP, counsel to Lamar Advertising Company, regarding the validity of certain convertible notes to be sold by Lamar Advertising Company pursuant to such Underwriting Agreement and shares of Lamar Advertising Company's Class A Common Stock, $.001 par value per share issuable upon conversion of such notes as
Exhibit 5.4 to such Registration Statement; (iii) an opinion of Cahill Gordon & Reindel LLP, counsel to the Underwriters, regarding the validity of the convertible notes to be sold by Lamar Advertising Company pursuant to such Underwriting Agreement as Exhibit 5.5 to such Registration Statement; (iv) a Form of Indenture to be dated June 16, 2003 between Lamar Advertising Company and Wachovia Bank of Delaware, National Association, as Trustee as Exhibit 4.7 to the Registration Statement; (v) a Form of First Supplemental Indenture to be dated June 16, 2003 between Lamar Advertising Company and Wachovia Bank of Delaware, National Association, as Trustee as Exhibit 4.8 to such Registration Statement; and (vi) a Statement of Eligibility of Trustee on Form T-1 by Wachovia Bank of Delaware, National Association as Exhibit 25.2 to such Registration Statement.

     Lamar filed on June 11, 2003 a supplement to the prospectus, dated November 2, 2000, relating to the issuance and sale of up to $287,500,000 million of 2 7/8% Convertible Notes due 2010 (the "Prospectus Supplement"), with the Commission. The above-referenced exhibits are being filed in connection with the filing of the Prospectus Supplement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            1.4 Underwriting Agreement dated June 10, 2003 among Lamar Advertising Company, J. P., Morgan Securities Inc. and Morgan Stanley & Co. Incorporated. Filed herewith.

            4.7 Form of Indenture to be dated June 16, 2003 between Lamar Advertising Company and Wachovia Bank of Delaware, National Association, as Trustee. Filed herewith.

            4.8 Form of First Supplemental Indenture dated June 16, 2003 between Lamar Advertising Company and Wachovia Bank of Delaware, National Association, as Trustee. Filed herewith.

            5.4   Opinion of Palmer & Dodge LLP. Filed herewith.

            5.5   Opinion of Cahill Gordon & Reindel LLP. Filed herewith.

            23.10 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

            23.11 Consent of Cahill Gordon & Reindel LLP (included as part of their opinion filed herewith).

            25.2 Statement of Eligibility of Trustee on Form T-1 by Wachovia Bank of Delaware, National Association. Filed herewith.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 13, 2003                 LAMAR ADVERTISING COMPANY

                                       By: /s/ Keith Istre
                                           -------------------------------------
                                           Keith Istre
                                           Treasurer and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION
-----------                     ------------

1.4                             Underwriting Agreement dated June 10, 2003 among Lamar Advertising Company, J. P.,
                                Morgan Securities Inc. and Morgan Stanley & Co. Incorporated.  Filed herewith.

4.2                             Form of Indenture dated June 16, 2003 between Lamar Advertising Company and Wachovia
                                Bank of Delaware, National Association, as Trustee.  Filed herewith.

4.3                             Form of First Supplemental Indenture to be dated June 16, 2003 between Lamar
                                Advertising Company and Wachovia Bank of Delaware, National Association, as
                                Trustee.  Filed herewith.

5.4                             Opinion of Palmer & Dodge LLP.  Filed herewith.

5.5                             Opinion of Cahill Gordon & Reindel LLP.  Filed herewith.

23.10                           Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

23.11                           Consent of Cahill Gordon & Reindel LLP (included as part of their opinion filed herewith).

25.2                            Statement of Eligibility of Trustee on Form T-1 by Wachovia Bank of Delaware,
                                National Association.  Filed herewith.

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